Exhibit 10.5

December 6, 2022

Fidelity Investments

245 Summer Street, V7B

Boston, MA 02210

WI Strategy and Planning, Contracts

Dear Fidelity:

This letter relates to the Service Agreement for The BrightView Executive Savings Plan entered into between BrightView Landscapes, LLC (“Employer”) and Fidelity Management Trust Company (“Fidelity”) (the “Agreement”). The parties intend and agree that this letter shall constitute an amendment to the Agreement.

WHEREAS, the Employer has informed Fidelity that effective January 1, 2017 the name “The Brickman Group, Ltd. LLC” as the Employer has changed to “BrightView Landscapes, LLC”, and all references thereto should be changed accordingly;

WHEREAS, the Employer has informed Fidelity that effective January 1, 2017 the name of the Plan has changed from “The Brickman Group, Ltd. LLC Executive Savings Plan” to “The BrightView Executive Savings Plan”, and all references thereto should be changed accordingly; and

The parties now desire to amend said Agreement as follows:

1.
Effective January 1, 2017, replacing all references to “The Brickman Group, Ltd. LLC” as the Employer with “BrightView Landscapes, LLC”.
2.
Effective January 1, 2017, replacing all references to “The Brickman Group, Ltd. LLC Executive Savings Plan” as the Plan with “The BrightView Executive Savings Plan”.
3.
Effective October 1, 2022, amending subsection B. Administrative Services of Article I. Basic Services And Fees, to add the following:

Additional Special Fee	$3,300 annual fee (this fee is prorated and charged quarterly, deducted per capita from participants with a balance at the end of the quarter)

Plan# 44418 1 Confidential Information

Exhibit 10.5

By signing below, the undersigned represent that they are authorized to execute this document on behalf of the respective parties. Notwithstanding any contradictory provision of any Agreement, each party may rely without duty of inquiry on the foregoing representation.

BrightView Landscapes, LLC

By: /s/ Katherine Canty

(Signature of Authorized Individual)

Name: Katherine Canty

Title: VP, Comp & Benefits

Date: 12/13/2022

A copy of this letter will be returned to Employer after it has been countersigned by Fidelity.

Agreed to and accepted by:

Fidelity Management Trust Company

By: /s/Jayant Kacholiya

(Signature of Fidelity Authorized Individual)

Name: Jayant Kacholiya

Title: SVP/Workplace Services Relationship Management

Date: 12/13/2022

Plan# 44418 2 Confidential Information